UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06106

Pioneer Mid Cap Value Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Mid Cap
Value Fund

Semiannual Report | April 30, 2021
A: PCGRX	C: PCCGX	K: PMCKX	R: PCMRX	Y: PYCGX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
2 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
Domestic mid-cap stocks climbed sharply during the six-month period ended April 30, 2021. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value Fund during the six-month period ended April 30, 2021. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Haddad, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the six-month period ended April 30, 2021?
A    Pioneer Mid Cap Value Fund’s Class A shares returned 37.87% at net asset value during the six-month period ended April 30, 2021, while the Fund’s benchmark, the Russell Midcap Value Index (the Russell Index), returned 41.41%. During the same period, the average return of the 409 mutual funds in Morningstar’s Mid-Cap Value Funds category was 46.35%.
Q    How would you describe the investment environment for equities during the six-month period ended April 30, 2021?
A    While markets endured bouts of volatility, the six-month period saw equities generally trend higher and finish with extremely strong gains.
Following the November US presidential election, the markets for riskier assets, including equities, surged. In addition, near the end of 2020, US lawmakers passed another fiscal stimulus package after months of stalled negotiations, which provided an extra boost for positive market sentiment. The early part of 2021 saw equities continue to rally, as an acceleration in the pace of COVID-19 vaccine distributions, the passage of yet another fiscal stimulus package ($1.9 trillion), and further supportive messaging from the Federal Reserve (Fed) about monetary policy helped investors gain confidence in the prospects for a sharp economic recovery later this year.
Within the US stock market, stocks of small- and mid-cap companies dramatically outperformed large-cap stocks for the six-month period, reflecting investors' increasing comfort level with taking on the higher risk of owning shares of smaller companies. Value stocks significantly outperformed growth stocks as well, finally reversing a long-standing streak of value underperformance that had lasted for several years. Investors aggressively purchased economically sensitive "reopening" stocks – or shares of companies viewed as benefiting the most from a potential full reopening of the US economy – and sold stocks of secular
4 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

growth companies with little exposure to the economic cycle. That trend favored value investors. Substantial increases in 10-year US Treasury bond yields also weighed on the performance of growth stocks, especially those with high valuations based largely on anticipated corporate earnings projected far into the future.
Within the Fund's benchmark, the Russell Index, cyclical sectors such as financials, consumer discretionary, materials, and industrials, stood out as strong performers during the six-month period. Conversely, defensive sectors such as health care, utilities, and consumer staples, were laggards. Investors generally expressed a preference for low-quality stocks over high-quality stocks over the six-month period, as shares of companies featuring quality factors, including low debt levels and high returns on assets, underperformed.
Q    How did you position the Fund’s portfolio during the six-month period ended April 30, 2021, and how did the positioning affect performance relative to the benchmark?
A    The Fund's positioning featured increased exposure to cyclical stocks in anticipation of further stimulus measures, the reopening of previously closed sectors of the economy, and the drawdown of savings levels by consumers, which had risen considerably, on average, throughout most of the pandemic lockdown/restricted travel periods. The positioning reflected our belief that there was still value available in the sectors that had been hit hardest by the spread of COVID-19. In particular, the Fund was overweight versus the benchmark in the materials, consumer discretionary, financials, and industrials sectors, and we maintained significant underweight exposures to communication services, utilities, consumer staples, and energy stocks.
From a sector perspective, the Fund's stock selection in the real estate and communication services sectors were the most significant detractors from benchmark-relative performance for the six-month period. Stock selection in industrials also weighed on relative returns, as did the Fund's underweight allocation to the energy sector.
By contrast, stock selection within, and an overweight allocation to the consumer discretionary sector made the most significant positive contribution to the Fund’s relative performance. Underweight allocations to utilities and consumer staples also aided relative performance, as did stock selection within consumer staples.
At the individual security level, notable portfolio holdings that underperformed for the Fund and detracted from benchmark-relative returns during the six-month period included discount retailer Dollar General, clean-energy electric utility Avangrid, and electronics retailer
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 5

Best Buy. Dollar General's underperformance stemmed largely from investors opting to sell their shares and seek other opportunities after the company performed very well during 2020. We continue to believe that Dollar General might take increased market share within a fragmented industry. Avangrid has attractive exposure to clean-energy generation and, despite a guidance update that highlighted the execution risk involved with the company's large-scale utility projects, we believe Avangrid's new CEO could help drive long-term upside potential in the stock. Finally, shares of Best Buy, which had benefited from the “work from home” phenomenon caused by the pandemic, reversed course during the six-month period as progress in vaccine development and distribution led to a gradual, broader reopening of the economy.
Conversely, the individual portfolio holdings that aided the Fund’s relative performance the most during the six-month period included regional banking institution East West Bancorp, semiconductor-equipment manufacturer Lam Research, and insurance giant Hartford Financial Services. East West Bancorp benefited from more favorable interest-rate trends during the period; yet, even with the gains, we believe further economic recovery could ease the company’s credit concerns and cause investors to appreciate more fully East West's attractive valuation in comparison to its peers. Lam Research outperformed over the six-month period, as investors recognized strong demand for semiconductor chips and viewed Lam Research, in particular, as a potential market-share gainer because of its critically important proprietary technology in integrated-circuit manufacturing. Finally, Hartford Financial Services received an unsolicited takeover bid from industry competitor Chubb late in the period, which boosted the share price. We believe that the acquisition bid supports our long-held view of Hartford Financial's valuation and prospects. (Chubb is not a Fund holding.)
Q    Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2021?
A    No, the Fund had no exposure to derivatives during the six-month period.
Q    What is your investment outlook, and how have you positioned the Fund with regard to that outlook for the remainder of the calendar year?
A    As we look ahead to the remainder of 2021, we expect that the ongoing rollout of COVID-19 vaccinations and the most recent round of economic stimulus could lead to sharp growth in the US economy during the second half of the year. The yield curve may continue to steepen and, in our view, corporate earnings growth could be strongest for those companies with cyclical exposure to the economy. (A steepening yield curve means
6 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

the gap between the yields on short-term bonds and long-term bonds increases.) If that scenario plays out, the resulting shift in market leadership toward cyclical stocks and away from the high-valuation stocks that benefited from historically low rates in 2020 could be generally favorable for the Fund's holdings.
We believe the Fund's current positioning could help it benefit from a full reopening of the US and global economies, with holdings of what we view as attractive, high-quality value stocks, many of which have cyclical exposure to the economy. By contrast, many high-valuation stocks that were among 2020’s strongest performers have already started to underperform in 2021, and we think there remains very significant downside risk in owning those more speculative stocks in the coming year.
As noted earlier, we had already significantly increased the Fund's exposure to cyclical stocks in anticipation of further stimulus measures, the reopening of previously closed sectors of the economy, and the drawdown of higher savings levels by consumers. Despite strong recent performance, we believe there is still value to be found in cyclical stocks, particularly within the sectors that took the biggest hits during the pandemic.
Accordingly, we have increased the Fund's exposures to the financials, materials, consumer discretionary, and energy sectors. We believe that intrinsically undervalued stocks in those sectors may see better share-price performance. We have also increased portfolio exposure to utilities, due to attractive valuations available in the sector. However, we have limited the Fund's allocations to the oil & gas exploration and production industry, and to communication services stocks, as both groups have faced long-term structural headwinds that have the potential to create "value traps," in our opinion.
Regardless of the macroeconomic backdrop, we remain committed to investing the Fund in companies that we view as highly profitable, and that have strong balance sheets and sustainable business models. We seek to hold shares of companies that we think are capable of surviving recessions and emerging with the financial firepower to invest and thrive during the subsequent recovery. Moreover, we see the post-pandemic recovery in economic growth as potentially producing outperformance in traditional high-quality value stocks, and we believe that the Fund's investment strategy is well-suited for the economic and market conditions that could prevail during the remainder of the year, and beyond.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 7

Please refer to the Schedule of Investments on pages 18–23 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Portfolio Summary | 4/30/21

10 Largest Holdings
(As a percentage of total investments)*

1.	Zimmer Biomet Holdings, Inc.	2.51%
2.	M&T Bank Corp.	2.38
3.	Marathon Petroleum Corp.	2.20
4.	McKesson Corp.	2.17
5.	First Republic Bank	2.09
6.	Schlumberger, Ltd.	1.95
7.	PPG Industries, Inc.	1.94
8.	Public Service Enterprise Group, Inc.	1.93
9.	Expedia, Inc.	1.93
10.	Hartford Financial Services Group, Inc.	1.92

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 9

Prices and Distributions | 4/30/21
Net Asset Value per Share

Class	4/30/21	10/31/20
A	$27.91	$20.39
C	$18.30	$13.36
K	$27.92	$20.43
R	$27.21	$19.87
Y	$30.37	$22.19

Distributions per Share: 11/1/20–4/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1673	$ —	$ —
C	$0.0319	$ —	$ —
K	$0.2398	$ —	$ —
R	$0.0987	$ —	$ —
Y	$0.2220	$ —	$ —

Index Definitions
The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.
10 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Public	Russell
	Asset	Offering	Midcap
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	8.35%	7.71%	11.31%
5 years	10.07	8.78	12.18
1 year	55.23	46.31	60.70

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.08%

Call 1-800-225-6292 or visit www.amundicom/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 11

Performance Update | 4/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2021)
			Russell
			Midcap
	If	If	Value
Period	Held	Redeemed	Index
10 years	7.43%	7.43%	11.31%
5 years	9.14	9.14	12.18
1 year	53.85	53.85	60.70

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.96%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	8.59%	11.31%
5 years	10.46	12.18
1 year	55.69	60.70

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
0.72%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 13

Performance Update | 4/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	7.93%	11.31%
5 years	9.63	12.18
1 year	54.58	60.70

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.42%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	8.68%	11.31%
5 years	10.35	12.18
1 year	55.68	60.70

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
0.81%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on actual returns from November 1, 2020 through April 30, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value	$1,378.70	$1,372.60	$1,380.80	$1,375.40	$1,380.70
(after expenses) on
4/30/21
Expenses Paid	$6.19	$11.53	$4.13	$9.13	$4.55
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.96%, 0.70%, 1.55%, and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2020 through April 30, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,001.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value	$1,019.59	$1,015.08	$1,021.32	$1,017.11	$1,020.98
(after expenses) on
4/30/21
Expenses Paid	$5.26	$9.79	$3.51	$7.75	$3.86
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.96%, 0.70%, 1.55%, and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 17

Schedule of Investments | 4/30/21
(unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 98.3%
	COMMON STOCKS — 98.3% of Net Assets
	Aerospace & Defense — 1.0%
172,983	Spirit AeroSystems Holdings, Inc.	$ 7,903,593
	Total Aerospace & Defense	$ 7,903,593
	Airlines — 1.2%
195,688(a)	Delta Air Lines, Inc.	$ 9,181,681
	Total Airlines	$ 9,181,681
	Auto Components — 1.1%
174,149	BorgWarner, Inc.	$ 8,460,158
	Total Auto Components	$ 8,460,158
	Banks — 10.1%
262,955	Citizens Financial Group, Inc.	$ 12,169,557
129,421	East West Bancorp, Inc.	9,855,409
294,815	First Hawaiian, Inc.	8,095,620
88,071	First Republic Bank	16,138,130
116,755	M&T Bank Corp.	18,411,096
16,485	Signature Bank/New York NY	4,146,142
188,158	Zions Bancorp N.A.	10,499,217
	Total Banks	$ 79,315,171
	Building Products — 1.5%
65,931	Trane Technologies PLC	$ 11,460,786
	Total Building Products	$ 11,460,786
	Capital Markets — 2.2%
62,920	Artisan Partners Asset Management, Inc.	$ 3,203,886
331,478	Brightsphere Investment Group, Inc.	7,461,570
42,640	Nasdaq, Inc.	6,888,066
	Total Capital Markets	$ 17,553,522
	Chemicals — 6.8%
84,979	Celanese Corp.	$ 13,311,960
413,932	Element Solutions, Inc.	9,056,832
301,220	Huntsman Corp.	8,635,977
87,665	PPG Industries, Inc.	15,011,755
336,489	Tronox Holdings PLC	7,133,567
	Total Chemicals	$ 53,150,091
	Communications Equipment — 1.1%
44,869	Motorola Solutions, Inc.	$ 8,448,833
	Total Communications Equipment	$ 8,448,833

The accompanying notes are an integral part of these financial statements.
18 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Shares		Value
	Containers & Packaging — 2.9%
68,129	Ball Corp.	$ 6,379,600
37,504	Crown Holdings, Inc.	4,117,939
648,013	Graphic Packaging Holding Co.	12,020,641
	Total Containers & Packaging	$ 22,518,180
	Electric Utilities — 1.8%
131,992	Entergy Corp.	$ 14,425,406
	Total Electric Utilities	$ 14,425,406
	Electrical Equipment — 1.5%
81,367	Eaton Corp. Plc	$ 11,629,785
	Total Electrical Equipment	$ 11,629,785
	Electronic Equipment, Instruments & Components — 3.9%
51,024	CDW Corp.	$ 9,099,110
84,985	Dolby Laboratories, Inc.	8,623,428
40,132(a)	Keysight Technologies, Inc.	5,793,054
171,611	National Instruments Corp.	7,106,412
	Total Electronic Equipment, Instruments & Components	$ 30,622,004
	Energy Equipment & Services — 1.9%
555,465	Schlumberger, Ltd.	$ 15,025,328
	Total Energy Equipment & Services	$ 15,025,328
	Equity Real Estate Investment Trusts (REITs) — 9.7%
16,567	Alexandria Real Estate Equities, Inc.	$ 3,000,284
30,573	Camden Property Trust	3,683,435
127,334	Duke Realty Corp.	5,923,578
13,635	Essex Property Trust, Inc.	3,961,240
205,444(a)	Host Hotels & Resorts, Inc., Class REIT	3,730,863
358,870	Kimco Realty Corp.	7,536,270
289,747(a)	Outfront Media, Inc.	7,061,134
269,574(a)	Park Hotels & Resorts, Inc.	6,014,196
75,861	Safehold, Inc.	5,364,131
63,147	SL Green Realty Corp.	4,673,510
29,929	Sun Communities, Inc.	4,993,055
146,343	UDR, Inc., Class REIT	6,797,632
272,649	VICI Properties, Inc.	8,642,973
61,317	Welltower, Inc.	4,600,615
	Total Equity Real Estate Investment Trusts (REITs)	$ 75,982,916
	Food & Staples Retailing — 0.8%
75,317	Sysco Corp.	$ 6,381,609
	Total Food & Staples Retailing	$ 6,381,609

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 19

Schedule of Investments | 4/30/21
(unaudited) (continued)

Shares		Value
	Food Products — 1.0%
502,158(a)	Hostess Brands, Inc.	$ 7,677,996
	Total Food Products	$ 7,677,996
	Health Care Equipment & Supplies — 4.2%
36,626	STERIS PLC	$ 7,728,819
17,272	West Pharmaceutical Services, Inc.	5,674,197
109,384	Zimmer Biomet Holdings, Inc.	19,378,469
	Total Health Care Equipment & Supplies	$ 32,781,485
	Health Care Providers & Services — 2.1%
89,353	McKesson Corp.	$ 16,759,049
	Total Health Care Providers & Services	$ 16,759,049
	Hotels, Restaurants & Leisure — 2.8%
67,377	Darden Restaurants, Inc.	$ 9,885,554
79,091(a)	Hilton Worldwide Holdings, Inc.	10,179,012
132,565(a)	International Game Technology PLC	2,282,769
	Total Hotels, Restaurants & Leisure	$ 22,347,335
	Household Durables — 2.8%
84,795	Lennar Corp.	$ 8,784,762
303,989	Newell Brands, Inc.	8,195,543
22,220	Whirlpool Corp.	5,253,919
	Total Household Durables	$ 22,234,224
	Insurance — 6.2%
206,473	Aflac, Inc.	$ 11,093,794
32,041	Assurant, Inc.	4,985,580
224,464	Hartford Financial Services Group, Inc.	14,805,645
99,029	Lincoln National Corp.	6,350,730
473,953	Old Republic International Corp.	11,668,723
	Total Insurance	$ 48,904,472
	Internet & Direct Marketing Retail — 1.9%
84,369(a)	Expedia, Inc.	$ 14,868,349
	Total Internet & Direct Marketing Retail	$ 14,868,349
	Machinery — 8.7%
82,958	AGCO Corp.	$ 12,105,231
71,238	Donaldson Co., Inc.	4,479,445
194,573	Flowserve Corp.	7,712,874
291,416(a)	Ingersoll Rand, Inc.	14,398,865
35,071	Oshkosh Corp.	4,363,885
124,245	PACCAR, Inc.	11,167,141
41,817	Stanley Black & Decker, Inc.	8,646,501
68,828	Timken Co.	5,772,604
	Total Machinery	$ 68,646,546

The accompanying notes are an integral part of these financial statements.
20 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Shares		Value
Media — 1.0%
182,527(a)	Liberty Media Corp.-Liberty SiriusXM	$ 8,255,696
	Total Media	$ 8,255,696
Metals & Mining — 2.9%
225,059	Freeport-McMoRan, Inc.	$ 8,486,975
87,635	Reliance Steel & Aluminum Co.	14,048,767
	Total Metals & Mining	$ 22,535,742
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
53,411	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$ 2,798,736
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 2,798,736
Multiline Retail — 0.9%
32,179	Dollar General Corp.	$ 6,910,440
	Total Multiline Retail	$ 6,910,440
Multi-Utilities — 3.6%
541,318	CenterPoint Energy, Inc.	$ 13,256,878
235,842	Public Service Enterprise Group, Inc.	14,895,781
	Total Multi-Utilities	$ 28,152,659
Oil, Gas & Consumable Fuels — 2.2%
305,702	Marathon Petroleum Corp.	$ 17,012,316
	Total Oil, Gas & Consumable Fuels	$ 17,012,316
Professional Services — 0.9%
59,367	ManpowerGroup, Inc.	$ 7,176,877
	Total Professional Services	$ 7,176,877
Real Estate Management & Development — 1.1%
100,502(a)	CBRE Group, Inc.	$ 8,562,770
	Total Real Estate Management & Development	$ 8,562,770
Road & Rail — 1.2%
53,494	JB Hunt Transport Services, Inc.	$ 9,131,961
	Total Road & Rail	$ 9,131,961
Semiconductors & Semiconductor Equipment — 1.3%
56,022	MKS Instruments, Inc.	$ 10,034,100
	Total Semiconductors & Semiconductor Equipment	$ 10,034,100
Software — 1.1%
65,709(a)	Manhattan Associates, Inc.	$ 9,017,903
	Total Software	$ 9,017,903

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21
(unaudited) (continued)

Shares		Value
	Specialty Retail — 3.7%
110,822(a)	AutoNation, Inc.	$ 11,357,039
96,434	Foot Locker, Inc.	5,687,677
15,121(a)	O’Reilly Automotive, Inc.	8,360,099
100,638(a)	Urban Outfitters, Inc.	3,612,904
	Total Specialty Retail	$ 29,017,719
	Textiles, Apparel & Luxury Goods — 0.9%
55,639(a)	Ralph Lauren Corp.	$ 7,416,122
	Total Textiles, Apparel & Luxury Goods	$ 7,416,122
	TOTAL COMMON STOCKS
	(Cost $559,944,352)	$772,301,560
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.3%
	(Cost $559,944,352)	$772,301,560
	OTHER ASSETS AND LIABILITIES — 1.7%	$ 13,182,765
	NET ASSETS — 100.0%	$785,484,325

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021, aggregated $321,572,544 and $367,039,862, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund did not engage in any cross trade activity.
At April 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $561,258,856 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$213,292,087
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(2,249,383)
Net unrealized appreciation	$ 11,042,704

The accompanying notes are an integral part of these financial statements.
22 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$772,301,560	$—	$—	$772,301,560
Total Investments
in Securities	$772,301,560	$—	$—	$772,301,560

During the six months ended April 30, 2021, there were no transfers in or out Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 23

Statement of Assets and Liabilities | 4/30/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $559,944,352)	$772,301,560
Cash	13,523,871
Receivables —
Fund shares sold	163,011
Dividends	376,583
Other assets	42,528
Total assets	$786,407,553
LIABILITIES:
Payables —
Fund shares repurchased	$667,147
Distributions	679
Trustees' fees	1,068
Administrative fees	22,198
Transfer agent fees	131,374
Management fees	41,018
Due to affiliates	21,109
Accrued expenses	38,635
Total liabilities	$923,228
NET ASSETS:
Paid-in capital	$526,663,107
Distributable earnings	258,821,218
Net assets	$785,484,325
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $742,826,315/26,612,862 shares)	$27.91
Class C (based on $10,912,708/596,321 shares)	$18.30
Class K (based on $671,647/24,053 shares)	$27.92
Class R (based on $8,315,800/305,611 shares)	$27.21
Class Y (based on $22,757,855/749,404 shares)	$30.37
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $27.91 net asset value per share/100%-5.75%
maximum sales charge)	$29.61

The accompanying notes are an integral part of these financial statements.
24 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$6,162,364
Interest from unaffiliated issuers	374
Total investment income		$6,162,738
EXPENSES:
Management fees
Basic Fee	$2,410,167
Performance adjustment	(365,955)
Administrative expense	167,549
Transfer agent fees
Class A	333,714
Class C	10,984
Class K	34
Class R	14,157
Class Y	9,135
Distribution fees
Class A	832,766
Class C	50,151
Class R	19,200
Shareowner communications expense	105,089
Custodian fees	9,643
Registration fees	29,250
Professional fees	37,455
Printing expense	8,620
Trustees’ fees	15,072
Insurance expense	231
Miscellaneous	45,512
Total expenses		$3,732,774
Net investment income		$2,429,964
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$93,864,998
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$126,000,914
Net realized and unrealized gain (loss) on investments		$219,865,912
Net increase in net assets resulting from operations		$222,295,876

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 25

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/21	Year Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$2,429,964	$6,044,927
Net realized gain (loss) on investments	93,864,998	(47,590,307)
Change in net unrealized appreciation (depreciation)
on investments	126,000,914	(30,210,660)
Net increase (decrease) in net assets resulting
from operations	$222,295,876	$(71,756,040)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.17 and $0.25 per share, respectively)	$(4,608,921)	$(7,700,900)
Class C ($0.03 and $0.13 per share, respectively)	(19,531)	(113,939)
Class K ($0.24 and $0.34 per share, respectively)	(5,413)	(22,868)
Class R ($0.10 and $0.16 per share, respectively)	(33,607)	(68,355)
Class Y ($0.22 and $0.31 per share, respectively)	(154,858)	(337,280)
Total distributions to shareowners	$(4,822,330)	$(8,243,342)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$15,890,661	$22,696,201
Reinvestment of distributions	4,598,934	7,883,986
Cost of shares repurchased	(56,401,903)	(110,159,480)
Net decrease in net assets resulting from Fund
share transactions	$(35,912,308)	$(79,579,293)
Net increase (decrease) in net assets	$181,561,238	$(159,578,675)
NET ASSETS:
Beginning of period	$603,923,087	$763,501,762
End of period	$785,484,325	$603,923,087

The accompanying notes are an integral part of these financial statements.
26 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/21	4/30/21	Ended	Ended
	Shares	Amount	10/31/20	10/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	418,484	$10,626,134	745,173	$15,119,695
Reinvestment of distributions	190,436	4,395,285	318,443	7,365,829
Less shares repurchased	(2,040,562)	(49,831,258)	(4,230,341)	(86,767,920)
Net decrease	(1,431,642)	$(34,809,839)	(3,166,725)	$(64,282,396)
Class C
Shares sold	55,400	$900,436	111,134	$1,476,051
Reinvestment of distributions	1,289	19,531	7,347	111,863
Less shares repurchased	(162,597)	(2,557,593)	(338,596)	(4,468,817)
Net decrease	(105,908)	$(1,637,626)	(220,115)	$(2,880,903)
Class K
Shares sold	4,556	$119,048	27,157	$488,529
Reinvestment of distributions	212	4,894	988	22,868
Less shares repurchased	(3,644)	(87,761)	(73,298)	(1,476,228)
Net increase (decrease)	1,124	$36,181	(45,153)	$(964,831)
Class R
Shares sold	23,960	$588,507	50,614	$954,252
Reinvestment of distributions	1,482	33,413	3,002	67,720
Less shares repurchased	(66,756)	(1,588,546)	(149,217)	(3,027,700)
Net decrease	(41,314)	$(966,626)	(95,601)	$(2,005,728)
Class Y
Shares sold	136,508	$3,656,536	203,977	$4,657,674
Reinvestment of distributions	5,811	145,811	12,567	315,706
Less shares repurchased	(87,430)	(2,336,745)	(642,760)	(14,418,815)
Net increase (decrease)	54,889	$1,465,602	(426,216)	$(9,445,435)

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 27

Financial Highlights
	Six Months
	Ended		Year	Year		Year	Year	Year
	4/30/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$20.39		$22.77	$22.50		$26.27	$23.66	$25.30
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.19	$0.18		$0.16	$0.11	$0.12
Net realized and unrealized gain (loss) on investments	7.60		(2.32)	2.36		(1.82)	4.10	0.58
Net increase (decrease) from investment operations	$7.69		$(2.13)	$2.54		$(1.66)	$4.21	$0.70
Distributions to shareowners:
Net investment income	$(0.17)		$(0.17)	$(0.18)		$(0.09)	$(0.11)	$(0.08)
Net realized gain	—		(0.08)	(2.09)		(2.02)	(1.49)	(2.26)
Total distributions	$(0.17)		$(0.25)	$(2.27)		$(2.11)	$(1.60)	$(2.34)
Net increase (decrease) in net asset value	$7.52		$(2.38)	$0.27		$(3.77)	$2.61	$(1.64)
Net asset value, end of period	$27.91		$20.39	$22.77		$22.50	$26.27	$23.66
Total return (b)	37.87	%(c)	(9.48)%	12.44	%(d)	(7.05)%	18.56%	2.94%
Ratio of net expenses to average net assets	1.05	%(e)	1.08%	1.06%		1.02%	1.04%	1.08%
Ratio of net investment income (loss) to average net assets	0.70	%(e)	0.94%	0.85%		0.63%	0.43%	0.53%
Portfolio turnover rate	47	%(c)	65%	94%		78%	58%	70%
Net assets, end of period (in thousands)	$742,826		$571,772	$710,565		$710,468	$839,636	$791,576

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.34%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year		Year		Year	Year
	4/30/21		Ended	Ended		Ended		Ended	Ended
	(unaudited)		10/31/20	10/31/19		10/31/18		10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$13.36		$15.01	$15.53		$18.82		$17.42	$19.29
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.02)		$0.01	$(0.00)	(b)	$(0.03)		$(0.07)	$(0.05) (c)
Net realized and unrealized gain (loss) on investments	4.99		(1.53)	1.57		(1.24)		2.96	0.44
Net increase (decrease) from investment operations	$4.97		$(1.52)	$1.57		$(1.27)		$2.89	$0.39
Distributions to shareowners:
Net investment income	$(0.03)		$(0.05)	$—		$—		$—	$—
Net realized gain	—		(0.08)	(2.09)		(2.02)		(1.49)	(2.26)
Total distributions	$(0.03)		$(0.13)	$(2.09)		$(2.02)		$(1.49)	$(2.26)
Net increase (decrease) in net asset value	$4.94		$(1.65)	$(0.52)		$(3.29)		$1.40	$(1.87)
Net asset value, end of period	$18.30		$13.36	$15.01		$15.53		$18.82	$17.42
Total return (d)	37.26	%(e)	(10.25)%	11.40	%(f)	(7.77	)%(g)	17.55%	2.13%
Ratio of net expenses to average net assets	1.96	%(h)	1.96%	1.94%		1.83%		1.87%	1.92%
Ratio of net investment income (loss) to average net assets	(0.19	)%(h)	0.07%	(0.01)%		(0.15)%		(0.40)%	(0.30)%
Portfolio turnover rate	47	%(e)	65%	94%		78%		58%	70%
Net assets, end of period (in thousands)	$10,913		$9,380	$13,845		$18,495		$48,840	$51,641

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations due to timing of the sales and repurchase of shares.
(d)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e)	Not annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.31%.
(g)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (7.82)%.
(h)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 29

Financial Highlights (continued)
	Six Months
	Ended		Year	Year		Year		Year	Year
	4/30/21		Ended	Ended		Ended		Ended	Ended
	(unaudited)		10/31/20	10/31/19		10/31/18		10/31/17	10/31/16*
Class K
Net asset value, beginning of period	$20.43		$22.82	$22.56		$26.34		$23.72	$25.37
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.13		$0.26	$0.26		$0.21		$0.19	$0.21
Net realized and unrealized gain (loss) on investments	7.60		(2.31)	2.34		(1.79)		4.11	0.58
Net increase (decrease) from investment operations	$7.73		$(2.05)	$2.60		$(1.58)		$4.30	$0.79
Distributions to shareowners:
Net investment income	$(0.24)		$(0.26)	$(0.25)		$(0.18)		$(0.19)	$(0.18)
Net realized gain	—		(0.08)	(2.09)		(2.02)		(1.49)	(2.26)
Total distributions	$(0.24)		$(0.34)	$(2.34)		$(2.20)		$(1.68)	$(2.44)
Net increase (decrease) in net asset value	$7.49		$(2.39)	$0.26		$(3.78)		$2.62	$(1.65)
Net asset value, end of period	$27.92		$20.43	$22.82		$22.56		$26.34	$23.72
Total return (b)	38.08	%(c)	(9.17)%	12.83	%(d)	(6.75	)%(e)	18.98%	3.36%
Ratio of net expenses to average net assets	0.70	%(f)	0.72%	0.69%		0.68%		0.68%	0.71%
Ratio of net investment income (loss) to average net assets	1.04	%(f)	1.29%	1.23%		0.83%		0.74%	0.91%
Portfolio turnover rate	47	%(c)	65%	94%		78%		58%	70%
Net assets, end of period (in thousands)	$672		$468	$1,554		$1,693		$26,373	$12,693

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.76%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (6.80)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year		Year	Year	Year
	4/30/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class R
Net asset value, beginning of period	$19.87		$22.18	$21.94		$25.70	$23.18	$24.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$0.12	$0.09		$0.04	$0.00(b )	$0.03
Net realized and unrealized gain (loss) on investments	7.42		(2.27)	2.31		(1.78)	4.02	0.57
Net increase (decrease) from investment operations	$7.44		$(2.15)	$2.40		$(1.74)	$4.02	$0.60
Distributions to shareowners:
Net investment income	$(0.10)		$(0.08)	$(0.07)		$—	$(0.01)	$—
Net realized gain	—		(0.08)	(2.09)		(2.02)	(1.49)	(2.26)
Total distributions	$(0.10)		$(0.16)	$(2.16)		$(2.02)	$(1.50)	$(2.26)
Net increase (decrease) in net asset value	$7.34		$(2.31)	$0.24		$(3.76)	$2.52	$(1.66)
Net asset value, end of period	$27.21		$19.87	$22.18		$21.94	$25.70	$23.18
Total return (c)	37.54	%(d)	(9.79)%	11.97	%(e)	(7.50)%	18.11%	2.54%
Ratio of net expenses to average net assets	1.55	%(f)	1.42%	1.47%		1.48%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets	0.21	%(f)	0.61%	0.45%		0.18%	0.02%	0.15%
Portfolio turnover rate	47	%(d)	65%	94%		78%	58%	70%
Net assets, end of period (in thousands)	$8,316		$6,893	$9,814		$10,244	$14,579	$15,462

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.87%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 31

Financial Highlights (continued)

	Six Months
	Ended		Year	Year		Year	Year	Year
	4/30/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$22.19		$24.74	$24.26		$28.16	$25.25	$26.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.13		$0.28	$0.25		$0.23	$0.18	$0.19
Net realized and unrealized gain (loss) on investments	8.27		(2.52)	2.55		(1.97)	4.38	0.63
Net increase (decrease) from investment operations	$8.40		$(2.24)	$2.80		$(1.74)	$4.56	$0.82
Distributions to shareowners:
Net investment income	$(0.22)		$(0.23)	$(0.23)		$(0.14)	$(0.16)	$(0.15)
Net realized gain	—		(0.08)	(2.09)		(2.02)	(1.49)	(2.26)
Total distributions	$(0.22)		$(0.31)	$(2.32)		$(2.16)	$(1.65)	$(2.41)
Net increase (decrease) in net asset value	$8.18		$(2.55)	$0.48		$(3.90)	$2.91	$(1.59)
Net asset value, end of period	$30.37		$22.19	$24.74		$24.26	$28.16	$25.25
Total return (b)	38.07	%(c)	(9.23)%	12.70	%(d)	(6.85)%	18.85%	3.23%
Ratio of net expenses to average net assets	0.77	%(e)	0.81%	0.82%		0.78%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets	0.96	%(e)	1.25%	1.08%		0.88%	0.66%	0.79%
Portfolio turnover rate	47	%(c)	65%	94%		78%	58%	70%
Net assets, end of period (in thousands)	$22,758		$15,409	$27,724		$27,410	$39,423	$33,339

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.60%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Notes to Financial Statements | 4/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 33

Fund has adopted ASU 2018-13 for the six months ended April 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case
34 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 35

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.    Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$5,724,260
Long-term capital gain	2,519,082
Total	$8,243,342

36 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:
2020
Undistributed ordinary income	$3,505,153
Capital loss carryover	(47,199,272)
Net unrealized appreciation	85,041,790
Total	$41,347,671
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $12,139 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2021.
E.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 37

investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any
38 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the six months ended
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 39

April 30, 2021, the aggregate performance adjustment resulted in a decrease of $365,955 to the basic fee. For the six months ended April 30, 2021, the net management fee was equivalent to 0.58% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $33,571 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2021, the Fund paid $15,072 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,068.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$100,034
Class C	3,438
Class K	37
Class R	647
Class Y	933
Total	$105,089

40 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $28,557 in distribution fees payable to the Distributor at April 30, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2021, CDSCs in the amount of $954 were paid to the Distributor.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 41

6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2021, the Fund had no borrowings under the credit facility.
42 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21 43

This page was intentionally left blank.

44 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19385-15-0621

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Mid Cap Value Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.